Exhibit 99.1

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Twelve Months Ended September 30, 2025
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$3,413.1	$3,255.8
Cost of sales		2,348.6	2,226.1
Cost of sales—impairment, restructuring and other		20.3	10.1
Gross margin		1,044.2	1,019.6	$(10.1)	$1,029.7
% of sales		30.6%	31.3%		31.6%
Operating expenses:
Selling, general and administrative		603.4	563.8
Impairment, restructuring and other		63.4	35.2
Other expense, net		18.8	18.6
Income (loss) from operations		358.6	402.0	(45.3)	447.3
% of sales		10.5%	12.3%		13.7%
Equity in (income) loss of unconsolidated affiliates		2.8	2.8	3.8	(1.0)
Interest expense		128.8	129.0
Other non-operating expense, net		5.3	5.3
Income (loss) from continuing operations before income taxes		221.7	264.9	(49.2)	314.1
Income tax expense (benefit) from continuing operations		76.5	82.8	(8.3)	91.1
Net income (loss) from continuing operations		145.2	182.1	(40.9)	223.0
Income (loss) from discontinued operations, net of tax		—	(36.9)
Net income (loss)		$145.2	$145.2

Basic net income (loss) per common share:	(3)
Continuing operations		$2.52	$3.16
Discontinued operations		—	(0.64)
Basic net income (loss) per common share		$2.52	$2.52

Diluted net income (loss) per common share:	(4)
Continuing operations		$2.47	$3.10	(0.70)	3.80
Discontinued operations		—	(0.63)
Diluted net income (loss) per common share		$2.47	$2.47

Common shares used in basic net income (loss) per share calculation		57.6	57.6
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	58.7	58.7		58.7
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended September 30, 2025
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$387.4	$340.1
Cost of sales		359.7	322.3
Cost of sales—impairment, restructuring and other		4.2	1.5
Gross margin		23.5	16.3	$(1.5)	$17.7
% of sales		6.1%	4.8%		5.2%
Operating expenses:
Selling, general and administrative		136.9	127.7
Impairment, restructuring and other		33.8	9.3
Other expense, net		2.9	3.1
Income (loss) from operations		(150.1)	(123.8)	(10.8)	(113.0)
% of sales		(38.7)%	(36.4)%		(33.2)%
Equity in (income) loss of unconsolidated affiliates		12.3	12.3	3.8	8.5
Interest expense		26.8	26.8
Other non-operating expense, net		1.4	1.3
Income (loss) from continuing operations before income taxes		(190.6)	(164.2)	(14.6)	(149.6)
Income tax expense (benefit) from continuing operations		(38.8)	(36.9)	(1.2)	(35.7)
Net income (loss) from continuing operations		(151.8)	(127.3)	(13.4)	(113.9)
Income (loss) from discontinued operations, net of tax		—	(24.5)
Net income (loss)		$(151.8)	$(151.8)

Basic net income (loss) per common share:	(3)
Continuing operations		$(2.63)	$(2.21)
Discontinued operations		—	(0.42)
Basic net income (loss) per common share		$(2.63)	$(2.63)

Diluted net income (loss) per common share:	(4)
Continuing operations		$(2.63)	$(2.21)	(0.24)	(1.97)
Discontinued operations		—	(0.42)
Diluted net income (loss) per common share		$(2.63)	$(2.63)

Common shares used in basic net income (loss) per share calculation		57.7	57.7
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	57.7	57.7		57.7
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended June 28, 2025
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$1,188.0	$1,159.3
Cost of sales		806.3	784.6
Cost of sales—impairment, restructuring and other		3.7	2.0
Gross margin		378.0	372.7	$(2.0)	$374.6
% of sales		31.8%	32.1%		32.3%
Operating expenses:
Selling, general and administrative		153.4	144.8
Impairment, restructuring and other		2.4	(1.0)
Other expense, net		7.2	7.1
Income (loss) from operations		215.0	221.8	(0.9)	222.7
% of sales		18.1%	19.1%		19.2%
Equity in (income) loss of unconsolidated affiliates		(25.3)	(25.3)	—	(25.3)
Interest expense		31.8	31.8
Other non-operating expense, net		1.2	1.3
Income (loss) from continuing operations before income taxes		207.3	214.0	(0.9)	214.9
Income tax expense (benefit) from continuing operations		58.2	59.3	(2.2)	61.5
Net income (loss) from continuing operations		149.1	154.7	1.3	153.4
Income (loss) from discontinued operations, net of tax		—	(5.6)
Net income (loss)		$149.1	$149.1

Basic net income (loss) per common share:	(3)
Continuing operations		$2.58	$2.68
Discontinued operations		—	(0.10)
Basic net income (loss) per common share		$2.58	$2.58

Diluted net income (loss) per common share:	(4)
Continuing operations		$2.54	$2.64	0.02	2.62
Discontinued operations		—	(0.10)
Diluted net income (loss) per common share		$2.54	$2.54

Common shares used in basic net income (loss) per share calculation		57.7	57.7
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	58.6	58.6		58.6
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended March 29, 2025
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$1,421.0	$1,389.7
Cost of sales		865.8	842.3
Cost of sales—impairment, restructuring and other		7.3	5.3
Gross margin		547.9	542.1	$(5.3)	$547.4
% of sales		38.6%	39.0%		39.4%
Operating expenses:
Selling, general and administrative		188.3	177.8
Impairment, restructuring and other		10.7	10.4
Other expense, net		4.2	4.2
Income (loss) from operations		344.7	349.7	(15.7)	365.4
% of sales		24.3%	25.2%		26.3%
Equity in (income) loss of unconsolidated affiliates		5.9	5.9	—	5.9
Interest expense		36.6	36.6
Other non-operating expense, net		1.3	1.2
Income (loss) from continuing operations before income taxes		300.9	306.0	(15.7)	321.6
Income tax expense (benefit) from continuing operations		83.4	85.3	(2.7)	88.0
Net income (loss) from continuing operations		217.5	220.7	(12.9)	233.7
Income (loss) from discontinued operations, net of tax		—	(3.2)
Net income (loss)		$217.5	$217.5

Basic net income (loss) per common share:	(3)
Continuing operations		$3.78	$3.83
Discontinued operations		—	(0.05)
Basic net income (loss) per common share		$3.78	$3.78

Diluted net income (loss) per common share:	(4)
Continuing operations		$3.72	$3.78	(0.22)	4.00
Discontinued operations		—	(0.06)
Diluted net income (loss) per common share		$3.72	$3.72

Common shares used in basic net income (loss) per share calculation		57.6	57.6
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	58.4	58.4		58.4
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended December 28, 2024
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$416.8	$366.6
Cost of sales		316.9	276.7
Cost of sales—impairment, restructuring and other		5.1	1.4
Gross margin		94.8	88.5	$(1.4)	$89.9
% of sales		22.7%	24.1%		24.5%
Operating expenses:
Selling, general and administrative		124.8	113.5
Impairment, restructuring and other		16.5	16.5
Other expense, net		4.5	4.3
Income (loss) from operations		(51.0)	(45.8)	(18.0)	(27.8)
% of sales		(12.2)%	(12.5)%		(7.6)%
Equity in (income) loss of unconsolidated affiliates		9.9	9.9	—	9.9
Interest expense		33.7	33.9
Other non-operating expense, net		1.3	1.3
Income (loss) from continuing operations before income taxes		(95.9)	(90.9)	(18.0)	(72.9)
Income tax expense (benefit) from continuing operations		(26.4)	(24.8)	(2.1)	(22.7)
Net income (loss) from continuing operations		(69.5)	(66.1)	(15.9)	(50.2)
Income (loss) from discontinued operations, net of tax		—	(3.4)
Net income (loss)		$(69.5)	$(69.5)

Basic net income (loss) per common share:	(3)
Continuing operations		$(1.21)	$(1.15)
Discontinued operations		—	(0.06)
Basic net income (loss) per common share		$(1.21)	$(1.21)

Diluted net income (loss) per common share:	(4)
Continuing operations		$(1.21)	$(1.15)	(0.28)	(0.88)
Discontinued operations		—	(0.06)
Diluted net income (loss) per common share		$(1.21)	$(1.21)

Common shares used in basic net income (loss) per share calculation		57.3	57.3
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	57.3	57.3		57.3
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Twelve Months Ended September 30, 2024
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$3,552.7	$3,268.4
Cost of sales		2,618.7	2,367.9
Cost of sales—impairment, restructuring and other		83.5	11.7
Gross margin		850.5	888.8	$(11.7)	$900.5
% of sales		23.9%	27.2%		27.6%
Operating expenses:
Selling, general and administrative		559.0	507.6
Impairment, restructuring and other		62.8	70.7
Other expense, net		19.9	20.8
Income (loss) from operations		208.8	289.7	(82.3)	372.1
% of sales		5.9%	8.9%		11.4%
Equity in (income) loss of unconsolidated affiliates		68.1	68.1	61.9	6.2
Interest expense		158.8	157.6
Other non-operating expense, net		5.5	5.6
Income (loss) from continuing operations before income taxes		(23.6)	58.4	(144.2)	202.6
Income tax expense (benefit) from continuing operations		11.3	31.1	(26.7)	57.7
Net income (loss) from continuing operations		(34.9)	27.3	(117.6)	144.9
Income (loss) from discontinued operations, net of tax		—	(62.2)
Net income (loss)		$(34.9)	$(34.9)

Basic net income (loss) per common share:	(3)
Continuing operations		$(0.61)	$0.48
Discontinued operations		—	(1.09)
Basic net income (loss) per common share		$(0.61)	$(0.61)

Diluted net income (loss) per common share:	(4)
Continuing operations		$(0.61)	$0.47	(2.04)	2.51
Discontinued operations		—	(1.07)
Diluted net income (loss) per common share		$(0.61)	$(0.60)

Common shares used in basic net income (loss) per share calculation		56.8	56.8
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	56.8	57.7		57.7
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended September 30, 2024
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$414.7	$336.0
Cost of sales		427.5	357.5
Cost of sales—impairment, restructuring and other		16.8	7.9
Gross margin		(29.6)	(29.4)	$(7.9)	$(21.5)
% of sales		(7.1)%	(8.8)%		(6.4)%
Operating expenses:
Selling, general and administrative		117.6	102.6
Impairment, restructuring and other		68.7	68.7
Other expense, net		0.1	0.6
Income (loss) from operations		(216.0)	(201.3)	(76.6)	(124.7)
% of sales		(52.1)%	(59.9)%		(37.1)%
Equity in (income) loss of unconsolidated affiliates		61.6	61.6	51.5	10.1
Interest expense		33.1	32.0
Other non-operating expense, net		1.4	1.4
Income (loss) from continuing operations before income taxes		(312.1)	(296.3)	(128.0)	(168.3)
Income tax expense (benefit) from continuing operations		(68.1)	(66.9)	(25.4)	(41.5)
Net income (loss) from continuing operations		(244.0)	(229.4)	(102.6)	(126.8)
Income (loss) from discontinued operations, net of tax		—	(14.6)
Net income (loss)		$(244.0)	$(244.0)

Basic net income (loss) per common share:	(3)
Continuing operations		$(4.29)	$(4.03)
Discontinued operations		—	(0.26)
Basic net income (loss) per common share		$(4.29)	$(4.29)

Diluted net income (loss) per common share:	(4)
Continuing operations		$(4.29)	$(4.03)	(1.80)	(2.23)
Discontinued operations		—	(0.26)
Diluted net income (loss) per common share		$(4.29)	$(4.29)

Common shares used in basic net income (loss) per share calculation		56.9	56.9
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	56.9	56.9		56.9
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended June 29, 2024
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$1,202.2	$1,136.2
Cost of sales		850.6	799.0
Cost of sales—impairment, restructuring and other		(2.5)	2.3
Gross margin		354.1	334.9	$(2.3)	$337.2
% of sales		29.5%	29.5%		29.7%
Operating expenses:
Selling, general and administrative		147.9	136.2
Impairment, restructuring and other		(0.8)	0.4
Other expense, net		6.9	7.2
Income (loss) from operations		200.1	191.1	(2.8)	193.9
% of sales		16.6%	16.8%		17.1%
Equity in (income) loss of unconsolidated affiliates		(23.0)	(23.0)	—	(23.0)
Interest expense		38.8	38.7
Other non-operating expense, net		1.3	1.4
Income (loss) from continuing operations before income taxes		183.0	174.0	(2.8)	176.8
Income tax expense (benefit) from continuing operations		50.9	48.7	3.6	45.1
Net income (loss) from continuing operations		132.1	125.3	(6.4)	131.7
Income (loss) from discontinued operations, net of tax		—	6.8
Net income (loss)		$132.1	$132.1

Basic net income (loss) per common share:	(3)
Continuing operations		$2.33	$2.21
Discontinued operations		—	0.12
Basic net income (loss) per common share		$2.33	$2.33

Diluted net income (loss) per common share:	(4)
Continuing operations		$2.28	$2.16	(0.11)	2.27
Discontinued operations		—	0.12
Diluted net income (loss) per common share		$2.28	$2.28

Common shares used in basic net income (loss) per share calculation		56.8	56.8
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	58.0	58.0		58.0
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended March 30, 2024
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$1,525.4	$1,462.3
Cost of sales		986.8	930.3
Cost of sales—impairment, restructuring and other		74.9	(0.5)
Gross margin		463.7	532.5	$0.5	$532.0
% of sales		30.4%	36.4%		36.4%
Operating expenses:
Selling, general and administrative		178.7	167.9
Impairment, restructuring and other		2.1	(0.2)
Other expense, net		10.8	10.8
Income (loss) from operations		272.1	354.0	0.8	353.2
% of sales		17.8%	24.2%		24.2%
Equity in (income) loss of unconsolidated affiliates		7.0	7.0	—	7.0
Interest expense		44.1	44.0
Other non-operating expense, net		1.2	1.3
Income (loss) from continuing operations before income taxes		219.8	301.7	0.8	300.9
Income tax expense (benefit) from continuing operations		62.3	85.0	(0.7)	85.6
Net income (loss) from continuing operations		157.5	216.7	1.5	215.3
Income (loss) from discontinued operations, net of tax		—	(59.2)
Net income (loss)		$157.5	$157.5

Basic net income (loss) per common share:	(3)
Continuing operations		$2.77	$3.82
Discontinued operations		—	(1.05)
Basic net income (loss) per common share		$2.77	$2.77

Diluted net income (loss) per common share:	(4)
Continuing operations		$2.74	$3.78	0.03	3.75
Discontinued operations		—	(1.04)
Diluted net income (loss) per common share		$2.74	$2.74

Common shares used in basic net income (loss) per share calculation		56.8	56.8
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	57.4	57.4		57.4
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Results of Operations and Reconciliation of Non-GAAP Disclosure Items (5)
(In millions, except per share data)
(Unaudited)

		Three Months Ended December 30, 2023
	Footnotes	Previously Reported (GAAP) (1)	Revised Reported (GAAP) (2)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Net sales		$410.4	$333.9
Cost of sales		354.0	281.2
Cost of sales—impairment, restructuring and other		(5.8)	2.0
Gross margin		62.2	50.7	$(2.0)	$52.7
% of sales		15.2%	15.2%		15.8%
Operating expenses:
Selling, general and administrative		114.8	100.9
Impairment, restructuring and other		(7.1)	1.8
Other expense, net		1.8	2.1
Income (loss) from operations		(47.3)	(54.1)	(3.7)	(50.3)
% of sales		(11.5)%	(16.2)%		(15.1)%
Equity in (income) loss of unconsolidated affiliates		22.5	22.5	10.4	12.1
Interest expense		42.8	42.8
Other non-operating expense, net		1.6	1.6
Income (loss) from continuing operations before income taxes		(114.2)	(121.0)	(14.2)	(106.8)
Income tax expense (benefit) from continuing operations		(33.7)	(35.7)	(4.2)	(31.5)
Net income (loss) from continuing operations		(80.5)	(85.3)	(10.0)	(75.3)
Income (loss) from discontinued operations, net of tax		—	4.8
Net income (loss)		$(80.5)	$(80.5)

Basic net income (loss) per common share:	(3)
Continuing operations		$(1.42)	$(1.50)
Discontinued operations		—	0.08
Basic net income (loss) per common share		$(1.42)	$(1.42)

Diluted net income (loss) per common share:	(4)
Continuing operations		$(1.42)	$(1.50)	(0.17)	(1.33)
Discontinued operations		—	0.08
Diluted net income (loss) per common share		$(1.42)	$(1.42)

Common shares used in basic net income (loss) per share calculation		56.7	56.7
Common shares and potential common shares used in diluted net income (loss) per share calculation	(4) (5)	56.7	56.7		56.7
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Summary of Revised Non-GAAP Disclosure Items (2) (5)
(In millions, except per share data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 28, 2024	March 29, 2025	June 28, 2025	September 30, 2025	September 30, 2025
Summary of Non-GAAP Financial Measures:
Adjusted gross margin	$89.9	$547.4	$374.6	$17.7	$1,029.7
Adjusted gross margin as a % of sales	24.5%	39.4%	32.3%	5.2%	31.6%
Adjusted income (loss) from operations	(27.8)	365.4	222.7	(113.0)	447.3
Adjusted income (loss) from operations as a % of sales	(7.6)%	26.3%	19.2%	(33.2)%	13.7%
Adjusted equity in income (loss) of unconsolidated affiliates	(9.9)	(5.9)	25.3	(8.5)	1.0
Adjusted income (loss) from continuing operations before income taxes	(72.9)	321.6	214.9	(149.6)	314.1
Adjusted income tax expense (benefit) from continuing operations	(22.7)	88.0	61.5	(35.7)	91.1
Adjusted net income (loss) from continuing operations	(50.2)	233.7	153.4	(113.9)	223.0
Adjusted diluted net income (loss) per common share from continuing operations	(0.88)	4.00	2.62	(1.97)	3.80

Adjusted EBITDA	0.9	401.6	253.5	(86.1)	569.7

	Three Months Ended				Twelve Months Ended
	December 30, 2023	March 30, 2024	June 29, 2024	September 30, 2024	September 30, 2024
Summary of Non-GAAP Financial Measures:
Adjusted gross margin	$52.7	$532.0	$337.2	$(21.5)	$900.5
Adjusted gross margin as a % of sales	15.8%	36.4%	29.7%	(6.4)%	27.6%
Adjusted income (loss) from operations	(50.3)	353.2	193.9	(124.7)	372.1
Adjusted income (loss) from operations as a % of sales	(15.1)%	24.2%	17.1%	(37.1)%	11.4%
Adjusted equity in income (loss) of unconsolidated affiliates	(12.1)	(7.0)	23.0	(10.1)	(6.2)
Adjusted income (loss) from continuing operations before income taxes	(106.8)	300.9	176.8	(168.3)	202.6
Adjusted income tax expense (benefit) from continuing operations	(31.5)	85.6	45.1	(41.5)	57.7
Adjusted net income (loss) from continuing operations	(75.3)	215.3	131.7	(126.8)	144.9
Adjusted diluted net income (loss) per common share from continuing operations	(1.33)	3.75	2.27	(2.23)	2.51

Adjusted EBITDA	(21.2)	394.5	228.5	(96.5)	505.2
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Segment Results (2) (5)
(In millions)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 28, 2024	March 29, 2025	June 28, 2025	September 30, 2025	September 30, 2025
Net Sales:
U.S. Consumer reportable segment	$340.9	$1,311.5	$1,030.2	$311.2	$2,993.7
Other	25.7	78.2	129.1	28.9	262.1
Consolidated	$366.6	$1,389.7	$1,159.3	$340.1	$3,255.8

Segment Profit (Loss) (Non-GAAP):
U.S. Consumer reportable segment	$9.8	$392.1	$235.2	$(65.8)	$571.3

Other	(3.1)	9.0	16.9	(9.8)	13.1
Corporate	(33.9)	(35.0)	(28.7)	(36.7)	(134.4)
Intangible asset amortization	(0.6)	(0.7)	(0.7)	(0.7)	(2.7)
Impairment, restructuring and other	(18.0)	(15.7)	(0.9)	(10.8)	(45.3)
Equity in income (loss) of unconsolidated affiliates	(9.9)	(5.9)	25.3	(12.3)	(2.8)
Interest expense	(33.9)	(36.6)	(31.8)	(26.8)	(129.0)
Other non-operating expense, net	(1.3)	(1.2)	(1.3)	(1.3)	(5.3)
Income (loss) from continuing operations before income taxes (GAAP)	$(90.9)	$306.0	$214.0	$(164.2)	$264.9

	Three Months Ended				Twelve Months Ended
	December 30, 2023	March 30, 2024	June 29, 2024	September 30, 2024	September 30, 2024
Net Sales:
U.S. Consumer reportable segment	$306.7	$1,379.8	$1,017.5	$309.7	$3,013.7
Other	27.2	82.5	118.7	26.3	254.7
Consolidated	$333.9	$1,462.3	$1,136.2	$336.0	$3,268.4

Segment Profit (Loss) (Non-GAAP):
U.S. Consumer reportable segment	$(15.4)	$385.7	$210.0	$(82.8)	$497.5

Other	(5.5)	5.7	11.2	(8.9)	2.5
Corporate	(28.3)	(37.1)	(26.2)	(31.9)	(123.5)
Intangible asset amortization	(1.2)	(1.1)	(1.1)	(1.1)	(4.5)
Impairment, restructuring and other	(3.7)	0.8	(2.8)	(76.6)	(82.3)
Equity in income (loss) of unconsolidated affiliates	(22.5)	(7.0)	23.0	(61.6)	(68.1)
Interest expense	(42.8)	(44.0)	(38.7)	(32.0)	(157.6)
Other non-operating expense, net	(1.6)	(1.3)	(1.4)	(1.4)	(5.6)
Income (loss) from continuing operations before income taxes (GAAP)	$(121.0)	$301.7	$174.0	$(296.3)	$58.4
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Revised Reconciliation of Non-GAAP Adjusted EBITDA (2) (5)
(In millions)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 28, 2024	March 29, 2025	June 28, 2025	September 30, 2025	September 30, 2025
Calculation of Adjusted EBITDA:
Net income (loss) (GAAP)	$(69.5)	$217.5	$149.1	$(151.8)	$145.2
Income tax expense (benefit) from continuing operations	(24.8)	85.3	59.3	(36.9)	82.8
(Income) loss from discontinued operations, net of tax	3.4	3.2	5.6	24.5	36.9
Interest expense	33.9	36.6	31.8	26.8	129.0
Depreciation	14.8	14.7	14.5	14.6	58.6
Amortization	0.6	0.7	0.7	0.7	2.7
Impairment, restructuring and other	18.0	15.7	0.9	10.8	45.3
Equity in (income) loss of unconsolidated affiliates	9.9	5.9	(25.3)	12.3	2.8
Share-based compensation expense	14.6	22.0	16.9	12.9	66.4
Adjusted EBITDA (Non-GAAP)	$0.9	$401.6	$253.5	$(86.1)	$569.7

	Three Months Ended				Twelve Months Ended
	December 30, 2023	March 30, 2024	June 29, 2024	September 30, 2024	September 30, 2024
Calculation of Adjusted EBITDA:
Net income (loss) (GAAP)	$(80.5)	$157.5	$132.1	$(244.0)	$(34.9)
Income tax expense (benefit) from continuing operations	(35.7)	85.0	48.7	(66.9)	31.1
(Income) loss from discontinued operations, net of tax	(4.8)	59.2	(6.8)	14.6	62.2
Interest expense	42.8	44.0	38.7	32.0	157.6
Depreciation	15.0	14.5	15.2	15.1	59.7
Amortization	1.2	1.1	1.1	1.1	4.5
Impairment, restructuring and other	3.7	(0.8)	2.8	76.6	82.3
Equity in (income) loss of unconsolidated affiliates	22.5	7.0	(23.0)	61.6	68.1
Interest income	(0.1)	(0.2)	(0.1)	(0.1)	(0.5)
Share-based compensation expense	14.7	27.2	19.8	13.5	75.1
Adjusted EBITDA (Non-GAAP)	$(21.2)	$394.5	$228.5	$(96.5)	$505.2
Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes

(1)Previously reported results of operations reflect the Company’s consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), as previously disclosed in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q for each respective period.

(2)Revised reported results of operations are derived from the Company’s historical consolidated financial statements, as recast to classify the Hawthorne business as a discontinued operation in accordance with GAAP.

(3)Basic net income (loss) per common share amounts are calculated by dividing net income (loss) from continuing operations and discontinued operations by the weighted average number of common shares outstanding during the period.

(4)Diluted net income (loss) per common share amounts are calculated by dividing net income (loss) from continuing operations and discontinued operations by the weighted average number of common shares, plus all potential dilutive securities (common stock options, performance shares, performance units, restricted stock and restricted stock units) outstanding during the period.

(5)Reconciliation of Non-GAAP Measures

Use of Non-GAAP Measures

To supplement the financial measures prepared in accordance with GAAP, the Company uses non-GAAP financial measures. The reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the tables above. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for or superior to, financial measures reported in accordance with GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than the Company, limiting the usefulness of those measures for comparative purposes.

In addition to GAAP measures, management uses these non-GAAP financial measures to evaluate the Company’s performance, engage in financial and operational planning, determine incentive compensation and monitor compliance with the financial covenants contained in the Company’s borrowing agreements because it believes that these non-GAAP financial measures provide additional perspective on and, in some circumstances are more closely correlated to, the performance of the Company’s underlying, ongoing business.

Management believes that these non-GAAP financial measures are useful to investors in their assessment of operating performance and the valuation of the Company. In addition, these non-GAAP financial measures address questions routinely received from analysts and investors and, in order to ensure that all investors have access to the same data, management has determined that it is appropriate to make this data available to all investors. Non-GAAP financial measures exclude the impact of certain items (as further described below) and provide supplemental information regarding operating performance. By disclosing these non-GAAP financial measures, management intends to provide investors with a supplemental comparison of operating results and trends for the periods presented. Management believes these non-GAAP financial measures are also useful to investors as such measures allow investors to evaluate performance using the same metrics that management uses to evaluate past performance and prospects for future performance.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes

Exclusions from Non-GAAP Financial Measures

Non-GAAP financial measures reflect adjustments based on the following items:

•Impairments, which are excluded because they do not occur in or reflect the ordinary course of the Company’s ongoing business operations and their exclusion results in a metric that provides supplemental information about the sustainability of operating performance.
•Restructuring and employee severance costs, which include charges for discrete projects or transactions that fundamentally change the Company’s operations and are excluded because they are not part of the ongoing operations of its underlying business, which includes normal levels of reinvestment in the business.
•Costs related to refinancing, which are excluded because they do not typically occur in the normal course of business and may obscure analysis of trends and financial performance. Additionally, the amount and frequency of these types of charges is not consistent and is significantly impacted by the timing and size of debt financing transactions.
•Discontinued operations and other unusual items, which include costs or gains related to discrete projects or transactions and are excluded because they are not comparable from one period to the next and are not part of the ongoing operations of the Company’s underlying business.

The tax effect for each of the items listed above is determined using the tax rate and other tax attributes applicable to the item and the jurisdiction(s) in which the item is recorded.

Definitions of Non-GAAP Financial Measures

The reconciliations of non-GAAP disclosure items include the following financial measures that are not calculated in accordance with GAAP:

Adjusted gross margin: Gross margin excluding impairment, restructuring and other charges / recoveries.
Adjusted income (loss) from operations: Income (loss) from operations excluding impairment, restructuring and other charges / recoveries.
Adjusted equity in income (loss) of unconsolidated affiliates: Equity in income / loss of unconsolidated affiliates excluding impairment charges.
Adjusted income (loss) from continuing operations before income taxes: Income (loss) from continuing operations before income taxes excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items.
Adjusted income tax expense (benefit) from continuing operations: Income tax expense (benefit) from continuing operations excluding the tax effect of impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items.
Adjusted net income (loss) from continuing operations: Net income (loss) from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items, each net of tax.
Adjusted diluted net income (loss) per common share from continuing operations: Diluted net income (loss) per common share from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items, each net of tax.
Adjusted EBITDA: Net income (loss) before interest, taxes, depreciation and amortization as well as certain other items such as discontinued operations, the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring or non-cash items affecting net income (loss). A form of Adjusted EBITDA is used in agreements governing the Company’s outstanding indebtedness for debt covenant compliance purposes. Adjusted EBITDA as used in those agreements includes additional adjustments to the Adjusted EBITDA presented in the reconciliations above which may decrease or increase Adjusted EBITDA for purposes of the Company’s financial covenants.